Exhibit 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

ASSET QUALITY DETAIL

(dollars in thousands)	September 30, 2007	September 30, 2006	June 30, 2007
Loan Portfolio:
Originated and acquired residential mortgage	$292,129	$356,179	$303,748
Home equity	1,060,882	993,994	1,032,930
Marine	355,267	387,671	361,349
Other	28,933	31,015	24,726

Total consumer	1,737,211	1,768,859	1,722,753

Commercial mortgage	440,472	434,484	442,813
Residential real estate construction	618,669	554,794	603,221
Commercial real estate construction	405,249	302,953	359,955
Commercial business	846,114	706,937	799,344

Total commercial	2,310,504	1,999,168	2,205,333

Total loans	$4,047,715	$3,768,027	$3,928,086

Non-Performing Assets:
Originated and acquired residential mortgage	$6,706	$7,071	$7,211
Home equity	2,103	257	1,165
Other consumer	—	350	143
Commercial mortgage	1,335	1,347	1,335
Residential real estate construction	—	—	1,247
Commercial business	12,486	14,574	7,791

Total non-accrual loans	22,630	23,599	18,892
Total renegotiated loans	—	—	—

Total non-performing loans	22,630	23,599	18,892
Total other assets and real estate owned	4,305	2,100	3,821

Total non-performing assets	$26,935	$25,699	$22,713

90-Day Delinquencies:
Originated and acquired residential mortgage	$2,291	$2,744	$998
Home equity	1,406	602	1,733
Other consumer	272	87	774
Residential real estate construction	—	112	—
Commercial business	165	1,367	128

Total 90-day delinquencies	$4,134	$4,912	$3,633

Asset Quality Ratios:
Non-performing loans to loans	0.56%	0.63%	0.48%
Non-performing assets to loans	0.67%	0.68%	0.58%
Allowance for loan losses to loans	1.27%	1.19%	1.17%
Net charge-offs in quarter to average loans	0.20%	0.10%	0.47%
Allowance for loan losses to non-performing loans	226.44%	189.43%	242.27%

	Three Months Ended September 30,		Three Months Ended June 30, 2007
	2007	2006
Analysis of Allowance for Loan Losses:
Balance at beginning of period	$45,769	$44,700	$45,519
Provision for loan losses	7,494	954	4,792
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage	175	197	180
Home equity	274	(19)	118
Other consumer	961	720	506
Residential real estate construction	368	—	—
Commercial business	241	53	3,738

Net charge-offs	2,019	951	4,542

Balance at end of period	$51,244	$44,703	$45,769

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands, except per share data)	2007	2006	2007	2006
Interest Income:
Loans, including fees	$72,363	$68,376	$211,895	$194,354
Investment securities	20,832	25,234	64,631	73,918
Tax-advantaged loans and securities	1,640	1,110	4,323	2,820
Short-term investments	39	92	181	282

Total interest income	94,874	94,812	281,030	271,374

Interest Expense:
Deposits	27,242	22,018	79,511	57,885
Short-term borrowings	8,774	8,661	23,345	27,243
Long-term debt	11,021	12,919	32,854	31,211

Total interest expense	47,037	43,598	135,710	116,339

Net interest income	47,837	51,214	145,320	155,035
Less provision for loan losses	7,494	954	13,338	2,096

Net interest income, after provision for loan losses	40,343	50,260	131,982	152,939

Non-Interest Income:
Service charges on deposit accounts	23,910	24,450	70,591	70,258
Commissions and fees	1,616	1,492	5,122	4,770
Net gains	4,902	373	6,525	1,116
Derivative gains (losses) on swaps	204	643	(416)	(514)
Net cash settlement on swaps	193	186	599	714
Other non-interest income	4,478	4,356	13,836	14,600

Total non-interest income	35,303	31,500	96,257	90,944

Non-Interest Expense:
Salaries and employee benefits	26,390	27,353	81,018	82,153
Occupancy expense, net	5,978	5,845	17,973	17,233
Furniture and equipment expense	3,875	3,838	11,671	11,608
External processing fees	5,083	5,272	15,214	15,373
Restructuring activities	111	—	1,459	—
Other non-interest expense	11,248	10,306	32,746	32,833

Total non-interest expense	52,685	52,614	160,081	159,200

Income before income taxes	22,961	29,146	68,158	84,683
Income tax expense	6,993	8,707	20,554	25,963

Net income	$15,968	$20,439	$47,604	$58,720

Net Income Per Share Amounts:
Basic	$0.50	$0.63	$1.48	$1.79
Diluted	0.50	0.62	1.48	1.77

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION

(dollars in thousands, except share amounts)	September 30, 2007	December 31, 2006	September 30, 2006
Assets:
Cash and due from banks	$123,417	$142,794	$142,173
Short-term investments	2,822	7,118	9,937
Mortgage loans held for sale	10,571	10,615	9,223
Securities available for sale	1,511,945	1,582,736	1,761,424
Securities held to maturity	47,654	101,867	128,530
Loans	4,047,715	3,865,492	3,768,027
Less allowance for loan losses	51,244	45,203	44,703

Net loans	3,996,471	3,820,289	3,723,324

Premises and equipment, net	60,630	67,936	66,492
Accrued interest receivable	36,091	37,084	37,336
Goodwill	253,906	254,543	254,855
Intangible assets	6,474	8,965	9,415
Other assets	314,029	261,946	267,582

Total assets	$6,364,010	$6,295,893	$6,410,291

Liabilities:
Deposits:
Noninterest-bearing	$715,224	$761,830	$774,574
Interest-bearing	3,491,517	3,378,282	3,357,128

Total deposits	4,206,741	4,140,112	4,131,702

Short-term borrowings	734,748	658,887	634,645
Long-term debt	771,726	828,079	955,599
Accrued expenses and other liabilities	40,074	35,184	41,459

Total liabilities	5,753,289	5,662,262	5,763,405

Stockholders’ Equity:
Common stock (par value $1.00) authorized 100,000,000 shares; issued 31,974,520, 32,433,387 and 32,680,266 shares at September 30, 2007, December 31, 2006 and September 30, 2006, respectively	31,975	32,433	32,680
Additional paid-in capital	354,836	370,425	379,673
Retained earnings	270,475	252,880	251,405
Net accumulated other comprehensive loss	(46,565)	(22,107)	(16,872)

Total stockholders’ equity	610,721	633,631	646,886

Total liabilities and stockholders’ equity	$6,364,010	$6,295,893	$6,410,291

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended September 30, 2007			Three Months Ended September 30, 2006			2007 Quarter to 2006 Quarter Increase/(Decrease)				2007/2006 Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$298,019	$4,571	6.09%	$373,568	$6,023	6.40%	$(75,549)	(20.2)%	$(1,452)	(24.1)%	$(282)	$(1,170)
Home equity	1,050,442	18,076	6.83	983,288	17,307	6.98	67,154	6.8	769	4.4	(393)	1,162
Marine	357,217	4,988	5.54	389,760	5,284	5.38	(32,543)	(8.3)	(296)	(5.6)	155	(451)
Other consumer	29,533	546	7.33	32,334	594	7.29	(2,801)	(8.7)	(48)	(8.1)	4	(52)
Commercial mortgage	441,685	7,938	7.13	449,305	7,963	7.03	(7,620)	(1.7)	(25)	(0.3)	111	(136)
Residential construction	609,537	13,400	8.72	535,183	11,905	8.83	74,354	13.9	1,495	12.6	(141)	1,636
Commercial construction	383,775	7,685	7.94	307,655	6,058	7.81	76,120	24.7	1,627	26.9	104	1,523
Commercial business	803,537	15,155	7.48	703,523	13,286	7.49	100,014	14.2	1,869	14.1	(17)	1,886

Total loans	3,973,745	72,359	7.22	3,774,616	68,420	7.19	199,129	5.3	3,939	5.8

Loans held for sale	11,318	203	7.12	10,866	197	7.19	452	4.2	6	3.0	(2)	8
Short-term investments	1,905	39	8.12	7,898	92	4.62	(5,993)	(75.9)	(53)	(57.6)	43	(96)
Taxable investment securities	1,493,579	20,832	5.53	1,811,500	25,234	5.53	(317,921)	(17.6)	(4,402)	(17.4)	32	(4,434)
Tax-advantaged investment securities	116,187	2,261	7.72	97,066	1,470	6.01	19,121	19.7	791	53.8	468	323

Total investment securities	1,609,766	23,093	5.69	1,908,566	26,704	5.55	(298,800)	(15.7)	(3,611)	(13.5)

Total interest-earning assets	5,596,734	95,694	6.78	5,701,946	95,413	6.64	(105,212)	(1.8)	281	0.3	2,059	(1,778)

Less: allowance for loan losses	46,147			44,749			1,398	3.1
Cash and due from banks	110,954			122,805			(11,851)	(9.7)
Other assets	617,812			626,770			(8,958)	(1.4)

Total assets	$6,279,353			$6,406,772			$(127,419)	(2.0)

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$487,435	637	0.52	$539,858	722	0.53	$(52,423)	(9.7)	(85)	(11.8)	(16)	(69)
Money market deposits	583,856	5,016	3.41	576,136	4,385	3.02	7,720	1.3	631	14.4	572	59
Savings deposits	557,239	538	0.38	645,666	734	0.45	(88,427)	(13.7)	(196)	(26.7)	(103)	(93)
Direct time deposits	1,218,368	14,148	4.61	982,228	9,929	4.01	236,140	24.0	4,219	42.5	1,613	2,606
Brokered time deposits	528,841	6,903	5.18	520,367	6,248	4.76	8,474	1.6	655	10.5	552	103
Short-term borrowings	748,807	8,774	4.65	722,043	8,661	4.76	26,764	3.7	113	1.3	(204)	317
Long-term debt	758,878	11,021	5.76	963,669	12,919	5.32	(204,791)	(21.3)	(1,898)	(14.7)	1,012	(2,910)

Total interest-bearing liabilities	4,883,424	47,037	3.82	4,949,967	43,598	3.49	(66,543)	(1.3)	3,439	7.9	4,032	(593)

Noninterest-bearing demand deposits	709,492			759,874			(50,382)	(6.6)
Other liabilities	41,541			39,773			1,768	4.4
Stockholders’ equity	644,896			657,158			(12,262)	(1.9)

Total liabilities and stockholders’ equity	$6,279,353			$6,406,772			$(127,419)	(2.0)

Net interest-earning assets	$713,310			$751,979			$(38,669)	(5.1)

Net interest income (tax-equivalent)		48,657			51,815				(3,158)	(6.1)	$(1,973)	$(1,185)
Less: tax-equivalent adjustment		820			601				219	36.4

Net interest income		$47,837			$51,214				$(3,377)	(6.6)

Net yield on interest-earning assets on a tax-equivalent basis			3.45%			3.61%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended September 30, 2007			Three Months Ended June 30, 2007			Current Quarter to Prior Quarter Increase/(Decrease)				Quarter to Quarter Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$298,019	$4,571	6.09%	$311,122	$4,884	6.30%	$(13,103)	(4.2)%	$(313)	(6.4)%	$(139)	$(174)
Home equity	1,050,442	18,076	6.83	1,014,915	17,389	6.87	35,527	3.5	687	4.0	(86)	773
Marine	357,217	4,988	5.54	367,880	4,914	5.36	(10,663)	(2.9)	74	1.5	195	(121)
Other consumer	29,533	546	7.33	26,731	527	7.91	2,802	10.5	19	3.6	(38)	57
Commercial mortgage	441,685	7,938	7.13	446,898	7,949	7.13	(5,213)	(1.2)	(11)	(0.1)	(1)	(10)
Residential construction	609,537	13,400	8.72	584,719	12,727	8.73	24,818	4.2	673	5.3	(9)	682
Commercial construction	383,775	7,685	7.94	376,151	7,418	7.91	7,624	2.0	267	3.6	47	220
Commercial business	803,537	15,155	7.48	775,142	14,458	7.48	28,395	3.7	697	4.8	3	694

Total loans	3,973,745	72,359	7.22	3,903,558	70,266	7.22	70,187	1.8	2,093	3.0

Loans held for sale	11,318	203	7.12	12,696	193	6.10	(1,378)	(10.9)	10	5.2	32	(22)
Short-term investments	1,905	39	8.12	2,484	45	7.27	(579)	(23.3)	(6)	(13.3)	5	(11)
Taxable investment securities	1,493,579	20,832	5.53	1,474,204	21,154	5.76	19,375	1.3	(322)	(1.5)	(659)	337
Tax-advantaged investment securities	116,187	2,261	7.72	135,450	1,952	5.78	(19,263)	(14.2)	309	15.8	611	(302)

Total investment securities	1,609,766	23,093	5.69	1,609,654	23,106	5.76	112	0.0	(13)	(0.1)

Total interest-earning assets	5,596,734	95,694	6.78	5,528,392	93,610	6.79	68,342	1.2	2,084	2.2	(23)	2,107

Less: allowance for loan losses	46,147			45,423			724	1.6
Cash and due from banks	110,954			117,625			(6,671)	(5.7)
Other assets	617,812			614,599			3,213	0.5

Total assets	$6,279,353			$6,215,193			$64,160	1.0

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$487,435	637	0.52	$529,568	806	0.61	$(42,133)	(8.0)	(169)	(21.0)	(111)	(58)
Money market deposits	583,856	5,016	3.41	598,547	5,216	3.50	(14,691)	(2.5)	(200)	(3.8)	(101)	(99)
Savings deposits	557,239	538	0.38	597,538	563	0.38	(40,299)	(6.7)	(25)	(4.4)	9	(34)
Direct time deposits	1,218,368	14,148	4.61	1,199,855	13,789	4.61	18,513	1.5	359	2.6	(2)	361
Brokered time deposits	528,841	6,903	5.18	500,263	6,341	5.08	28,578	5.7	562	8.9	138	424
Short-term borrowings	748,807	8,774	4.65	591,806	6,829	4.63	157,001	26.5	1,945	28.5	32	1,913
Long-term debt	758,878	11,021	5.76	768,602	10,868	5.67	(9,724)	(1.3)	153	1.4	240	(87)

Total interest-bearing liabilities	4,883,424	47,037	3.82	4,786,179	44,412	3.72	97,245	2.0	2,625	5.9	1,491	1,134

Noninterest-bearing demand deposits	709,492			743,185			(33,693)	(4.5)
Other liabilities	41,541			41,592			(51)	(0.1)
Stockholders’ equity	644,896			644,237			659	0.1

Total liabilities and stockholders' equity	$6,279,353			$6,215,193			$64,160	1.0

Net interest-earning assets	$713,310			$742,213			$(28,903)	(3.9)

Net interest income (tax-equivalent)		48,657			49,198				(541)	(1.1)	$(1,514)	$973
Less: tax-equivalent adjustment		820			650				170	26.2

Net interest income		$47,837			$48,548				$(711)	(1.5)

Net yield on interest-earning assets on a tax-equivalent basis			3.45%			3.57%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006			Ytd 2007 to Ytd 2006 Increase/(Decrease)				2007/2006 Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$311,406	$14,527	6.24%	$405,214	$19,060	6.29%	$(93,808)	(23.2)%	$(4,533)	(23.8)%	$(156)	$(4,377)
Home equity	1,020,822	52,537	6.88	948,202	47,457	6.69	72,620	7.7	5,080	10.7	1,370	3,710
Marine	366,064	14,919	5.45	396,462	15,672	5.29	(30,398)	(7.7)	(753)	(4.8)	475	(1,228)
Other consumer	27,987	1,622	7.75	30,272	1,753	7.74	(2,285)	(7.5)	(131)	(7.5)	1	(132)
Commercial mortgage	446,297	23,878	7.15	461,976	24,006	6.95	(15,679)	(3.4)	(128)	(0.5)	699	(827)
Residential construction	593,501	38,742	8.73	497,421	31,589	8.49	96,080	19.3	7,153	22.6	903	6,250
Commercial construction	377,122	22,366	7.93	304,167	17,204	7.56	72,955	24.0	5,162	30.0	869	4,293
Commercial business	773,392	43,345	7.49	691,325	37,631	7.28	82,067	11.9	5,714	15.2	1,141	4,573

Total loans	3,916,591	211,936	7.23	3,735,039	194,372	6.96	181,552	4.9	17,564	9.0

Loans held for sale	11,678	572	6.55	9,578	494	6.90	2,100	21.9	78	15.8	(26)	104
Short-term investments	2,802	181	8.64	8,195	282	4.60	(5,393)	(65.8)	(101)	(35.8)	154	(255)
Taxable investment securities	1,507,167	64,631	5.73	1,833,084	73,918	5.39	(325,917)	(17.8)	(9,287)	(12.6)	4,470	(13,757)
Tax-advantaged investment securities	120,221	5,832	6.49	84,613	3,833	6.06	35,608	42.1	1,999	52.2	288	1,711

Total investment securities	1,627,388	70,463	5.79	1,917,697	77,751	5.42	(290,309)	(15.1)	(7,288)	(9.4)

Total interest-earning assets	5,558,459	283,152	6.81	5,670,509	272,899	6.43	(112,050)	(2.0)	10,253	3.8	15,725	(5,472)

Less: allowance for loan losses	45,610			44,963			647	1.4
Cash and due from banks	113,552			122,649			(9,097)	(7.4)
Other assets	616,778			624,351			(7,573)	(1.2)

Total assets	$6,243,179			$6,372,546			$(129,367)	(2.0)

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$511,594	2,095	0.55	$562,619	2,038	0.48	$(51,025)	(9.1)	57	2.8	252	(195)
Money market deposits	575,200	14,704	3.42	603,217	12,072	2.68	(28,017)	(4.6)	2,632	21.8	3,215	(583)
Savings deposits	584,305	1,692	0.39	673,506	1,874	0.37	(89,201)	(13.2)	(182)	(9.7)	74	(256)
Direct time deposits	1,200,980	41,232	4.59	933,644	25,217	3.61	267,336	28.6	16,015	63.5	7,789	8,226
Brokered time deposits	518,678	19,788	5.10	476,701	16,684	4.68	41,977	8.8	3,104	18.6	1,570	1,534
Short-term borrowings	668,091	23,345	4.67	811,605	27,243	4.49	(143,514)	(17.7)	(3,898)	(14.3)	1,080	(4,978)
Long-term debt	773,690	32,854	5.68	838,255	31,211	4.98	(64,565)	(7.7)	1,643	5.3	4,166	(2,523)

Total interest-bearing liabilities	4,832,538	135,710	3.75	4,899,547	116,339	3.17	(67,009)	(1.4)	19,371	16.7	20,982	(1,611)

Noninterest-bearing demand deposits	725,771			783,774			(58,003)	(7.4)
Other liabilities	41,862			36,404			5,458	15.0
Stockholders' equity	643,008			652,821			(9,813)	(1.5)

Total liabilities and stockholders' equity	$6,243,179			$6,372,546			$(129,367)	(2.0)

Net interest-earning assets	$725,921			$770,962			$(45,041)	(5.8)

Net interest income (tax-equivalent)		147,442			156,560				(9,118)	(5.8)	$(5,257)	$(3,861)
Less: tax-equivalent adjustment		2,122			1,525				597	39.1

Net interest income		$145,320			$155,035				$(9,715)	(6.3)

Net yield on interest-earning assets on a tax-equivalent basis			3.55%			3.69%